Exhibit 99.2

Supplemental **Disclosure**

Quarter ended June 30, 2020

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2020

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Covenant Disclosure	17
Investment Summary
Acquisitions	19
Dispositions	20
Anchor Space Repositioning Summary	21
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	27
Portfolio Composition	28
Merchandise Mix Composition	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the global economy and the financial markets. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the direct and indirect economic effects of the pandemic and containment measures, and potential changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended June 30, 2020

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Development & Redevelopment Stabilization	Development and redevelopment projects are deemed stabilized upon reaching approximately 90% billed occupancy of the impacted space. Development projects are included in the operating portfolio upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses on the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets, and after adjustments for unconsolidated joint ventures calculated to reflect EBITDAre on the same basis. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work. For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements, net and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 12.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 6/30/20	Six Months Ended 6/30/20
	Total properties in Brixmor Property Group portfolio	398	398
	Acquired properties excluded from Same Property NOI	(2)	(2)
	Additional exclusions	(4)	(4)
	Same Property NOI pool	392	392

	In addition, two outparcels acquired in 2020 and 2019 are excluded from the Same Property NOI pool for the three and six months ended June 30, 2020 and 2019. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions include four properties that were subject to partial dispositions in 2020 and 2019.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to adversely impact operating results for at least the remainder of 2020. Portfolio data presented in the Supplemental Disclosure for the quarter ended June 30, 2020 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) on August 3, 2020.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses on the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/20	6/30/19	6/30/20	6/30/19
Total revenues (page 6)	$ 247,620	$ 291,005	$ 529,921	$ 582,144
Net income (page 6)	9,044	68,960	68,825	131,860
Net income per diluted share (page 6)	0.03	0.23	0.23	0.44
NOI (page 10)	182,237	207,190	388,731	413,855
Adjusted EBITDA (page 7)	158,512	194,141	345,685	386,044
Cash Adjusted EBITDA (page 7)	161,819	184,336	347,793	367,118
NAREIT FFO (page 8)	94,082	142,724	231,576	285,531
NAREIT FFO per diluted share (page 8)	0.32	0.48	0.78	0.96
Items that impact FFO comparability, net per share (page 8)	(0.04)	(0.00)	(0.04)	(0.01)
Dividends declared per share (page 8)	—	0.280	0.285	0.560
Dividend payout ratio (as % of NAREIT FFO) (page 8)	0.0%	58.4%	36.5%	58.4%

	Three Months Ended
Summary Operating and Financial Ratios	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
NOI margin (page 10)	73.1%	73.8%	73.4%	74.0%	74.1%
Same property NOI growth (page 12) (1)	(9.0)%	3.0%	5.1%	4.4%	1.8%
Fixed charge coverage, current quarter annualized (page 14)	3.2x	4.0x	4.1x	4.1x	4.0x
Fixed charge coverage, trailing twelve months (page 14)	3.8x	4.0x	4.1x	4.0x	3.9x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 14) (2)	7.9x	6.6x	6.3x	6.2x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 14) (2)	6.8x	6.4x	6.3x	6.2x	6.3x

Outstanding Classes of Stock	As of 6/30/20	As of 3/31/20	As of 12/31/19	As of 9/30/19	As of 6/30/19
Common shares outstanding (page 14)	296,481	296,449	297,857	297,846	297,846

Summary Portfolio Statistics (3)	As of 6/30/20	As of 3/31/20	As of 12/31/19	As of 9/30/19	As of 6/30/19
Number of properties (page 27)	398	400	403	409	421
Percent billed (page 27)	88.9%	89.1%	89.3%	88.6%	87.5%
Percent leased (page 27)	92.1%	92.2%	92.4%	91.9%	91.5%
ABR PSF (page 27)	$ 14.83	$ 14.80	$ 14.74	$ 14.59	$ 14.39
New lease rent spread (page 31)	19.4%	23.7%	33.3%	30.5%	30.4%
New & renewal lease rent spread (page 31)	5.9%	10.2%	12.9%	13.3%	13.9%
Total - new, renewal & option lease rent spread (page 31)	6.5%	9.3%	10.9%	11.1%	11.7%
Total - new, renewal & option GLA (page 31)	1,841,519	2,347,315	2,681,748	3,623,347	3,299,874

2020 Guidance	Current	Previous (at 5/7/20)	YTD
NAREIT FFO per diluted share	Withdrawn	Withdrawn	$0.78
Same property NOI growth	Withdrawn	Withdrawn	(3.0)%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2020

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/20	12/31/19
Assets
Real estate
Land	$1,758,946	$1,767,029
Buildings and tenant improvements	7,642,122	7,593,444
Construction in progress	181,114	148,163
Lease intangibles	595,771	614,964
	10,177,953	10,123,600
Accumulated depreciation and amortization	(2,581,127)	(2,481,250)
Real estate, net	7,596,826	7,642,350
Cash and cash equivalents	318,540	19,097
Restricted cash	1,451	2,426
Marketable securities	20,765	18,054
Receivables, net	274,532	234,246
Deferred charges and prepaid expenses, net	141,645	143,973
Real estate assets held for sale	10,514	22,171
Other assets	52,012	60,179
Total assets	$8,416,285	$8,142,496

Liabilities
Debt obligations, net	$5,307,527	$4,861,185
Accounts payable, accrued expenses and other liabilities	429,138	537,454
Total liabilities	5,736,665	5,398,639

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,608,219 and 305,334,144 shares issued and 296,481,227 and 297,857,267
shares outstanding	2,965	2,979
Additional paid-in capital	3,207,116	3,230,625
Accumulated other comprehensive loss	(34,061)	(9,543)
Distributions in excess of net income	(496,400)	(480,204)
Total equity	2,679,620	2,743,857
Total liabilities and equity	$8,416,285	$8,142,496

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19
Revenues
Rental income	$247,434	$290,737	$527,836	$580,692
Other revenues	186	268	2,085	1,452
Total revenues	247,620	291,005	529,921	582,144

Operating expenses
Operating costs	25,136	29,307	55,492	60,565
Real estate taxes	41,808	43,189	84,672	86,515
Depreciation and amortization	80,829	81,593	163,846	166,988
Impairment of real estate assets	5,962	6,186	10,560	9,298
General and administrative	24,436	25,175	47,033	50,618
Total operating expenses	178,171	185,450	361,603	373,984

Other income (expense)
Dividends and interest	102	300	226	447
Interest expense	(49,852)	(48,475)	(97,206)	(95,141)
Gain on sale of real estate assets	692	13,043	9,597	20,645
Loss on extinguishment of debt, net	(10,386)	(707)	(10,391)	(677)
Other	(961)	(756)	(1,719)	(1,574)
Total other expense	(60,405)	(36,595)	(99,493)	(76,300)

Net income	$9,044	$68,960	$68,825	$131,860

Net income per common share:
Basic	$0.03	$0.23	$0.23	$0.44
Diluted	$0.03	$0.23	$0.23	$0.44
Weighted average shares:
Basic	296,546	298,140	297,194	298,372
Diluted	296,773	298,893	297,485	298,895

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19

Net income	$9,044	$68,960	$68,825	$131,860
Interest expense	49,852	48,475	97,206	95,141
Federal and state taxes	680	831	1,469	1,586
Depreciation and amortization	80,829	81,593	163,846	166,988
EBITDA	140,405	199,859	331,346	395,575
Gain on sale of real estate assets	(692)	(13,043)	(9,597)	(20,645)
Impairment of real estate assets	5,962	6,186	10,560	9,298
EBITDAre	$145,675	$193,002	$332,309	$384,228

EBITDAre	$145,675	$193,002	$332,309	$384,228
Loss on extinguishment of debt, net	10,386	707	10,391	677
Litigation and other non-routine legal expenses	2,038	373	2,560	1,070
Transaction expenses	413	59	425	69
Total adjustments	12,837	1,139	13,376	1,816
Adjusted EBITDA	$158,512	$194,141	$345,685	$386,044

Adjusted EBITDA	$158,512	$194,141	$345,685	$386,044
Straight-line rental income, net (1)	6,422	(6,184)	8,559	(11,220)
Accretion of above- and below-market leases and tenant inducements, net	(3,150)	(3,653)	(6,521)	(7,769)
Straight-line ground rent expense (2)	35	32	70	63
Total adjustments	3,307	(9,805)	2,108	(18,926)
Cash Adjusted EBITDA	$161,819	$184,336	$347,793	$367,118

(1) Includes straight-line rental income reversals of $11.5 million and $19.4 million for the three and six months ended June 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19

Net income	$9,044	$68,960	$68,825	$131,860
Depreciation and amortization related to real estate	79,768	80,621	161,788	165,018
Gain on sale of real estate assets	(692)	(13,043)	(9,597)	(20,645)
Impairment of real estate assets	5,962	6,186	10,560	9,298
NAREIT FFO	$94,082	$142,724	$231,576	$285,531

NAREIT FFO per diluted share	$0.32	$0.48	$0.78	$0.96
Weighted average diluted shares outstanding	296,773	298,893	297,485	298,895

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(10,386)	$(707)	$(10,391)	$(677)
Litigation and other non-routine legal expenses	(2,038)	(373)	(2,560)	(1,070)
Transaction expenses	(413)	(59)	(425)	(69)
Total items that impact FFO comparability	$(12,837)	$(1,139)	$(13,376)	$(1,816)
Items that impact FFO comparability, net per share	$(0.04)	$(0.00)	$(0.04)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$(6,422)	$6,184	$(8,559)	$11,220
Accretion of above- and below-market leases and tenant inducements, net	3,150	3,653	6,521	7,769
Straight-line ground rent expense (2)	(35)	(32)	(70)	(63)

Dividends declared per share	$—	$0.280	$0.285	$0.560
Dividends declared	$—	$83,397	$84,488	$166,833
Dividend payout ratio (as % of NAREIT FFO)	—%	58.4%	36.5%	58.4%

(1) Includes straight-line rental income reversals of $11.5 million and $19.4 million for the three and six months ended June 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	6/30/20	12/31/19

Receivables, net
Straight-line rent receivable, net	$131,611	$140,205
Tenant receivables, net	129,661	84,389
Other	13,260	9,652
Total receivables, net	$274,532	$234,246

Deferred charges and prepaid expenses, net
Deferred charges, net	$120,349	$124,804
Prepaid expenses, net	21,296	19,169
Total deferred charges and prepaid expenses, net	$141,645	$143,973

Other assets
Right-of-use asset	$35,513	$39,860
Furniture, fixtures and leasehold improvements, net	11,273	12,509
Interest rate swaps	—	3,795
Other	5,226	4,015
Total other assets	$52,012	$60,179

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$217,195	$248,214
Below market leases, net	95,590	105,034
Lease liability	40,113	44,707
Interest rate swaps	34,367	13,449
Dividends payable	1,829	87,205
Real estate liabilities held for sale	185	415
Other	39,859	38,430
Total accounts payable, accrued expenses and other liabilities	$429,138	$537,454

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19
Net Operating Income Detail
Base rent	$211,226	$212,380	$424,073	$423,449
Expense reimbursements	60,726	62,675	125,765	127,629
Revenues deemed uncollectible	(27,774)	(2,147)	(34,000)	(4,991)
Ancillary and other rental income / Other revenues	3,860	4,683	9,983	9,853
Percentage rents	1,108	2,063	3,004	4,932
Operating costs	(25,101)	(29,275)	(55,422)	(60,502)
Real estate taxes	(41,808)	(43,189)	(84,672)	(86,515)
Net operating income	$182,237	$207,190	$388,731	$413,855

Operating Ratios
NOI margin (NOI / revenues)	73.1%	74.1%	73.5%	73.8%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	90.8%	86.5%	89.8%	86.8%

Reconciliation of Net Operating Income to Net Income
Net operating income	$182,237	$207,190	$388,731	$413,855
Lease termination fees	1,746	1,514	3,134	2,283
Straight-line rental income, net (1)	(6,422)	6,184	(8,559)	11,220
Accretion of above- and below-market leases and tenant inducements, net	3,150	3,653	6,521	7,769
Straight-line ground rent expense (2)	(35)	(32)	(70)	(63)
Depreciation and amortization	(80,829)	(81,593)	(163,846)	(166,988)
Impairment of real estate assets	(5,962)	(6,186)	(10,560)	(9,298)
General and administrative	(24,436)	(25,175)	(47,033)	(50,618)
Total other expense	(60,405)	(36,595)	(99,493)	(76,300)
Net income	$9,044	$68,960	$68,825	$131,860

Supplemental Statement of Operations Detail
Rental income
Base rent	$211,226	$212,380	$424,073	$423,449
Expense reimbursements	60,726	62,675	125,765	127,629
Revenues deemed uncollectible	(27,774)	(2,147)	(34,000)	(4,991)
Lease termination fees	1,746	1,514	3,134	2,283
Straight-line rental income, net (1)	(6,422)	6,184	(8,559)	11,220
Accretion of above- and below-market leases and tenant inducements, net	3,150	3,653	6,521	7,769
Ancillary and other rental income	3,674	4,415	7,898	8,401
Percentage rents	1,108	2,063	3,004	4,932
Total rental income	$247,434	$290,737	$527,836	$580,692

Other revenues	$186	$268	2,085	1,452

Interest expense
Mortgage, note and other interest	$41,076	$35,326	$81,062	$68,359
Unsecured credit facility and term loan interest	8,099	11,683	14,846	23,687
Capitalized interest	(1,114)	(778)	(2,177)	(1,404)
Deferred financing cost amortization	1,856	1,764	3,619	3,551
Debt premium / discount amortization, net	(65)	480	(144)	948
Total interest expense	$49,852	$48,475	$97,206	$95,141

Other
Federal and state taxes	$680	$831	$1,469	$1,586
Other	281	(75)	250	(12)
Total other	$961	$756	$1,719	$1,574

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,621	$3,587	$7,118	$6,910
Capitalized leasing legal costs (3)	50	—	74	—
Capitalized leasing commission costs	1,245	1,765	2,608	2,954
Equity based compensation, net	1,955	3,134	4,607	5,611

(1) Includes straight-line rental income reversals of $11.5 million and $19.4 million for the three and six months ended June 30, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands
	Three Months Ended 6/30/20
	Total Portfolio	Percent of Billed Base Rent	Same Property Portfolio	Percent of Billed Base Rent

Billed base rent (1)	$212,213	100.0%	$208,412	100.0%
Rent deferrals (lease modifications) and rent abatements (2)(3)	(987)	(0.5)%	(903)	(0.4)%
Base rent (Page 10)	211,226	99.5%	207,509	99.6%
Cash collected from tenants (2)	(155,296)	(73.2)%	(152,736)	(73.3)%
Accrued but uncollected base rent	55,930	26.4%	54,773	26.3%
Rent deferrals (not lease modifications) (2)(4)	(12,609)	(5.9)%	(12,415)	(6.0)%
Accrued but uncollected and unaddressed (under negotiation) base rent	$43,321	20.4%	$42,358	20.3%

Revenues deemed uncollectible - rent deferrals (not lease modifications)	$(2,778)	(1.3)%	$(2,731)	(1.3)%
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) base rent	(19,185)	(9.0)%	(18,763)	(9.0)%
Revenues deemed uncollectible - base rent (5)	$(21,963)	(10.3)%	$(21,494)	(10.3)%

(1) Amounts presented represent second quarter 2020 base rent billings.
(2) Amounts are as of June 30, 2020 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, June 30, 2020.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) Total Portfolio and Same Property Portfolio includes cash basis tenants of $20.1 million and $19.7 million, respectively.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 11

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/20	6/30/19	Change	6/30/20	6/30/19	Change
Same Property NOI Analysis
Number of properties	392	392	—	392	392	—
Percent billed	89.1%	87.8%	1.3%	89.1%	87.8%	1.3%
Percent leased	92.3%	91.9%	0.4%	92.3%	91.9%	0.4%

Revenues
Base rent	$207,509	$201,877		$415,731	$402,104
Expense reimbursements	59,137	59,972		122,940	121,776
Revenues deemed uncollectible	(26,672)	(1,923)		(32,686)	(4,639)
Ancillary and other rental income / Other revenues	3,820	4,435		9,835	9,165
Percentage rents	1,106	2,040		2,955	4,896
	244,900	266,401	(8.1)%	518,775	533,302	(2.7)%
Operating expenses
Operating costs	(24,480)	(27,845)		(53,940)	(57,115)
Real estate taxes	(40,581)	(40,996)		(82,517)	(82,171)
	(65,061)	(68,841)	(5.5)%	(136,457)	(139,286)	(2.0)%
Same property NOI	$179,839	$197,560	(9.0)%	$382,318	$394,016	(3.0)%

NOI margin	73.4%	74.2%		73.7%	73.9%
Expense recovery ratio	90.9%	87.1%		90.1%	87.4%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,632	2.9%		$13,627	3.5%
Revenues deemed uncollectible	(24,749)	(12.6)%		(28,047)	(7.2)%
Net recoveries	2,945	1.5%		3,993	1.0%
Ancillary and other rental income / Other revenues	(615)	(0.3)%		670	0.2%
Percentage rents	(934)	(0.5)%		(1,941)	(0.5)%
		(9.0)%			(3.0)%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$179,839	$197,560		$382,318	$394,016
Adjustments:
Non-same property NOI	2,398	9,630		6,413	19,839
Lease termination fees	1,746	1,514		3,134	2,283
Straight-line rental income, net	(6,422)	6,184		(8,559)	11,220
Accretion of above- and below-market leases and tenant inducements, net	3,150	3,653		6,521	7,769
Straight-line ground rent expense	(35)	(32)		(70)	(63)
Depreciation and amortization	(80,829)	(81,593)		(163,846)	(166,988)
Impairment of real estate assets	(5,962)	(6,186)		(10,560)	(9,298)
General and administrative	(24,436)	(25,175)		(47,033)	(50,618)
Total other expense	(60,405)	(36,595)		(99,493)	(76,300)
Net income	$9,044	$68,960		$68,825	$131,860

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19
Leasing related:
Tenant improvements and tenant inducements	$11,458	$16,428	$27,004	$31,340
External leasing commissions	769	2,639	2,375	4,487
	12,227	19,067	29,379	35,827

Maintenance capital expenditures (1)	8,995	12,131	15,531	17,978
Total leasing related and maintenance capital expenditures	$21,222	$31,198	$44,910	$53,805

Value-enhancing:
Anchor space repositionings	$6,256	$20,535	$19,602	$35,552
Outparcel developments	3,468	3,973	7,133	6,078
Redevelopments	25,675	37,475	51,791	59,673
New development	418	2,204	723	3,392
Other (2)	4,082	2,725	10,438	5,517
Total value-enhancing capital expenditures	$39,899	$66,912	$89,687	$110,212

(1) Excludes costs related to Hurricane Michael recoveries, as they have been or are expected to be reimbursed by the Company's insurance carrier.
(2) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/20	12/31/19
Equity Capitalization:
Common shares outstanding			296,481	297,857
Common share price			$12.82	$21.61
Total equity capitalization			$3,800,886	$6,436,690

Debt:
Revolving credit facility			$145,500	$7,000
Term loans			650,000	650,000
Unsecured notes			4,535,974	4,218,453
Secured mortgage			—	7,000
Total principal debt			5,331,474	4,882,453
Add: Net unamortized premium			10,240	11,289
Less: Deferred financing fees			(34,187)	(32,557)
Total debt			5,307,527	4,861,185
Less: Cash, cash equivalents and restricted cash			(319,991)	(21,523)
Net debt			$4,987,536	$4,839,662

Total market capitalization:			$8,788,422	$11,276,352

Liquidity:
Cash and cash equivalents and restricted cash			$319,991	$21,523
Available under revolving credit facility (1)			1,098,780	1,237,280
			$1,418,771	$1,258,803

Ratios:
Principal debt to total market capitalization			60.7%	43.3%
Principal debt to total assets, before depreciation			48.5%	46.0%
Secured principal debt to total assets, before depreciation			—	0.1%
Unencumbered assets to unsecured debt			2.1x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			7.9x	6.3x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.8x	6.3x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.2x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.8x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.2x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.8x	4.1x

			As of	As of
			6/30/20	12/31/19
Percentage of total debt:
Fixed			95.4%	97.8%
Variable			4.6%	2.2%
Unencumbered summary:
Percent of properties			100.0%	99.8%
Percent of ABR			100.0%	99.9%
Percent of NOI			100.0%	99.9%
Weighted average maturity (years):
Fixed			5.5	5.4
Variable			2.2	2.2
Total			5.4	5.4

Credit Ratings & Outlook: (3)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.7 million.
(2) Net principal debt is as of the end of each specifed period.
(3) As of August 3, 2020.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2020		$—	—
	2021		—	—
	2022		567,521	3.05%
	2023		995,500	2.65%
	2024		800,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029		753,203	4.14%
	2030		500,000	4.05%
	Total Debt Maturities		$5,331,474	3.63%

	Net unamortized premium		10,240
	Deferred financing costs		(34,187)
	Debt obligations, net		$5,307,527

Detailed Maturity Schedule - Debt obligations

	Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans
Year	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2020	$—	—	$—	—
2021	—	—	—	—
2022	567,521	3.05%	—	—
2023	500,000	3.25%	495,500	2.05%
2024	500,000	3.65%	300,000	3.86%
2025	700,000	3.85%	—	—
2026	607,542	4.17%	—	—
2027	400,000	3.90%	—	—
2028	7,708	6.90%	—	—
2029	753,203	4.14%	—	—
2030	500,000	4.05%	—	—
Total Debt Maturities	$4,535,974	3.78%	$795,500	2.73%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		$350,000	2.36%	12/12/23	6.56%
Term Loan Facility - $300,000 (3)		300,000	3.86%	7/26/24	5.63%
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05%		12.19%

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16%	2/1/22	2.81%
3.88%, 2022 Brixmor OP Notes		317,521	3.88%	8/15/22	5.96%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	9.38%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	9.38%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/1/25	13.13%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	11.25%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.12%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.50%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
4.13%, 2029 Brixmor OP Notes		750,000	4.13%	5/15/29	14.07%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
4.05%, 2030 Brixmor OP Notes		500,000	4.05%	7/1/30	9.38%
TOTAL FIXED RATE UNSECURED NOTES		4,435,974	3.83%		83.20%

TOTAL FIXED RATE DEBT		$5,085,974	3.73%		95.39%

UNSECURED VARIABLE RATE DEBT:
Revolving Credit Facility (LIBOR + 110 basis points)		$145,500	1.28%	2/28/23	2.73%
2022 Brixmor OP Notes (LIBOR + 105 basis points)		100,000	1.74%	2/1/22	1.88%
TOTAL UNSECURED VARIABLE RATE DEBT		245,500	1.47%		4.61%

TOTAL VARIABLE RATE DEBT		$245,500	1.47%		4.61%

TOTAL DEBT OBLIGATIONS		$5,331,474	3.63%		100.00%

	Net unamortized premium	10,240
	Deferred financing costs	(34,187)
	DEBT OBLIGATIONS, NET	$5,307,527

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 16

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/20

I. Aggregate debt test	< 65%	49.7%
Total Debt		5,307,527
Total Assets		10,687,367

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,687,367

III. Unencumbered asset ratio	> 150%	201.4%
Total Unencumbered Assets		10,687,367
Unsecured Debt		5,307,527

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.7x	3.5x
Consolidated EBITDA		732,574	691,370
Annual Debt Service Charge		200,118	200,018

(1) The Company had no secured debt as of June 30, 2020.
(2) For the OP's 4.050%, 2030 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on June 8, 2020 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure (1)
	Covenants	6/30/20

I. Leverage ratio	< 60%	40.8%
Total Outstanding Indebtedness		5,331,474
Balance Sheet Cash (2)		321,147
Total Asset Value		12,288,633

II. Secured leverage ratio (3)	< 40%	N/A
Total Secured Indebtedness (3)		—
Balance Sheet Cash (2)		321,147
Total Asset Value		12,288,633

III. Unsecured leverage ratio	< 60%	40.8%
Total Unsecured Indebtedness		5,331,474
Unrestricted Cash (4)		319,696
Unencumbered Asset Value		12,288,633

IV. Fixed charge coverage ratio	> 1.5x	4.0x
Total Net Operating Income		798,176
Capital Expenditure Reserve		10,491
Fixed Charges		197,141

(1) On April 29, 2020, the OP amended its senior unsecured credit facilities, changing the covenant calculation reference period to the most recent twelve months for which it reported financial results from the most recent six months for which it reported financial results, annualized.
(2) Balance Sheet Cash consists of Cash and cash equivalents, Restricted cash and certain Marketable securities.
(3) The Company had no secured indebtedness as of June 30, 2020.
(4) Unrestricted Cash consists of Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 17

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2020

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2020
Land adjacent to Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	2/26/20	$2,000	1.2 acres	-	-	-
			$2,000	1.2 acres

	TOTAL - SIX MONTHS ENDED JUNE 30, 2020		$2,000	1.2 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2020
Mohawk Acres Plaza	Utica-Rome, NY	2/3/20	$9,450	156,680	81.8%	$22.01	Price Chopper, Family Dollar
Valley View Plaza	Marion, IN	2/7/20	3,200	29,974	79.0%	14.91	Aaron's
Lakes Crossing - Chick-fil-A Outparcel (3)	Muskegon, MI	2/25/20	1,300	4,990	100.0%	17.03	-
Stone Mill Plaza	Lancaster, PA	3/13/20	16,650	106,736	88.5%	13.13	Giant Food (Ahold Delhaize)
Southland Shopping Center - BJ's Wholesale Club (3)	Cleveland-Elyria, OH	3/27/20	11,200	109,309	100.0%	10.49	BJ's Wholesale Club
			$41,800	407,689

Three Months Ended June 30, 2020
Karam Shopping Center	Lafayette, LA	4/13/20	$3,150	100,120	88.4%	$3.57	Super 1 Foods, dd's Discounts (Ross)
Skyway Plaza	Tampa-St. Petersburg-Clearwater, FL	5/15/20	2,800	110,799	44.7%	11.43	Advantage Village Academy, Dollar Tree
			$5,950	210,919

	TOTAL - SIX MONTHS ENDED JUNE 30, 2020		$47,750	618,608

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2020
1	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
2	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop and Compare grocer, a 22K SF junior anchor and a 3K SF small shop space

In Process Projects
3	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus and additional retailers
4	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
5	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for 48K SF Chuze Fitness
6	East Port Plaza	Port St. Lucie, FL	Remerchandise remaining 51K SF portion of the former Kmart with Urban Air Adventure Park
7	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
8	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
9	Southfield Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Relocate 2K SF H&R block within center to accommodate combining former Payless ShoeSource, Rent-A-Center and additional small shop space for an 18K SF Planet Fitness
10	Wendover Place	Greensboro-High Point, NC	Remerchandise former Babies"R"Us with a 44K SF Burlington Stores
11	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with two junior anchors
12	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
13	Park Hills Plaza	Altoona, PA	Remerchandise former Toys"R"Us with a 33K SF Burlington Stores
14	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
15	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
16	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
17	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randalls with a 57K SF Star Cinema Grill

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	17	$85,850	$36,900	9% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended June, 30,2020
1	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture

Projects Stabilized During The Three Months Ended March 31, 2020
2	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
3	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
4	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
5	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
6	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less
7	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	7	$19,450	11%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2020
1	Island Plaza	Charleston-North Charleston, SC	Construction of a 3K SF Autobell Car Wash	Dec-20	$100	$100	129%

	In Process Projects
2	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Dec-20	850	600	12%
3	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase	Mar-21	1,100	700	13%
4	Hamilton Plaza	Trenton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 2K SF Starbucks	Mar-21	2,750	2,350	9%
5	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Mar-21	2,850	2,700	15%
6	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21	4,450	3,600	8%
7	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21	1,450	250	8%
8	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Jun-21	400	400	49%
9	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Jun-21	3,050	2,650	9%
10	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Jun-21	1,350	150	9%
11	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Jun-21	550	150	3%
12	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks and a 1K SF Sports Clips	Jun-21	3,900	3,800	9%
13	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Jun-21	4,650	2,850	9%
14	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Dec-21	2,800	500	21%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$30,250	$20,800	11%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended June 30, 2020
1	Western Village	Cincinnati, OH-KY-IN	Construction of a 4K SF Bank of America	Jun-20		$250	43%
2	Hunting Hills	Roanoke, VA	Construction of a 2K SF Valvoline Instant Oil Change	Jun-20		200	37%

	Projects Stabilized During The Three Months Ended March 31, 2020
3	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Mar-20		1,200	8%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$1,650	17%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2020
1	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including LED Lighting	18	Mar-22	$9,500	$750	10%

2	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	750	6%

	In Process Projects
3	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	9,700	6,300	9%

4	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Sep-20	16,350	15,100	7%

5	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail including a 3K SF Orangetheory Fitness and a 1K SF Duck Donuts; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Dec-20	12,750	11,700	10%

6	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Mar-21	4,950	3,100	14%

7	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Mar-21	21,300	16,100	8%

8	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-21	6,450	5,950	8%

9	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness use tenant and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Jun-21	9,400	7,350	9%

10	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Sep-21	16,850	12,050	8%

11	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Sep-21	6,850	6,300	9%

12	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	2,250	10%

13	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21	14,200	4,950	11%

14	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Dec-21	7,900	3,500	10%

15	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multiple outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Dec-21	15,600	5,400	8%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	33,400	9%

17	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-21	2,400	50	12%

18	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-22	11,200	2,100	9%

19	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-22	9,950	3,950	10%

20	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Mar-22	31,900	12,900	8%

21	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery, and additional small shop space	36	Sep-22	10,400	3,900	7%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$276,800	$157,850	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,2)	Yield (1,2)

STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2020

1	Beneva Village Shoppes (3)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Mar-20		$10,500	10%

2	Roosevelt Mall (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20		10,100	8%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$20,600	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net estimated costs exclude $1.4 million of project specific credits (lease termination fees or other ancillary credits).
(4) Net estimated costs exclude $0.5 million of project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise with multiple retailers
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
3	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users
5	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
6	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
7	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
8	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
9	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
10	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
11	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
12	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
15	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
16	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including outparcel development
17	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
18	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
19	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers and potential multiple use redevelopment

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 25

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2020

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		6/30/20	3/31/20	12/31/19	9/30/19	6/30/19

Number of properties		398	400	403	409	421
GLA		69,942,365	70,142,984	70,630,803	71,540,493	73,280,766
Percent billed		88.9%	89.1%	89.3%	88.6%	87.5%
Percent leased		92.1%	92.2%	92.4%	91.9%	91.5%
TOTAL ≥ 10,000 SF		95.1%	95.4%	95.2%	94.7%	94.2%
TOTAL < 10,000 SF		85.2%	85.1%	86.2%	85.6%	85.3%
ABR		$892,337	$894,355	$895,964	$892,997	$894,735
ABR PSF		$14.83	$14.80	$14.74	$14.59	$14.39

PORTFOLIO BY UNIT SIZE AS OF 6/30/20
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	449	26,267,388	37.6%	93.6%	96.4%	$228,617	$10.34
20,000 - 34,999 SF	513	13,504,962	19.3%	89.9%	94.0%	138,162	11.00
10,000 - 19,999 SF	629	8,654,471	12.4%	90.0%	92.8%	112,708	14.38
5,000 - 9,999 SF	1,160	8,000,465	11.4%	82.4%	85.8%	120,219	18.29
< 5,000 SF	6,394	13,515,079	19.3%	82.0%	84.8%	292,631	26.41
TOTAL	9,145	69,942,365	100.0%	88.9%	92.1%	$892,337	$14.83

TOTAL ≥ 10,000 SF	1,591	48,426,821	69.3%	91.9%	95.1%	$479,487	$11.28
TOTAL < 10,000 SF	7,554	21,515,544	30.7%	82.1%	85.2%	412,850	23.39

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 27

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•76.9% of 2Q20 billed base rent collected for National / Regional tenants and 75.6% of 2Q20 billed base rent collected for Local tenants as of 7/29/20

•76.4% of 2Q20 billed base rent collected for Anchor tenants and 76.9% of 2Q20 billed base rent collected for Small Shop tenants as of 7/29/20

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 28

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 33% of ABR	Hybrid = 24% of ABR	Other Retail / Services = 43% of ABR

Essential / Hybrid = 57% of ABR	~70% of shopping centers are grocery-anchored

			As of 7/29/20
Merchandise Mix	ABR	Percent of ABR	Percent of April Billed Base Rent Collected	Percent of May Billed Base Rent Collected	Percent of June Billed Base Rent Collected	Percent of 2Q20 Billed Base Rent Collected	Percent of July Billed Base Rent Collected

ESSENTIAL	$295,176	33%	98.5%	97.9%	97.8%	98.1%	97.2%
Grocery / Pharmacy	142,218	16%	99.7%	99.7%	99.3%	99.6%	99.4%
General Merchandise (Discount / Dollar)	33,376	4%	99.4%	98.9%	98.7%	99.0%	98.1%
Financial Services	24,722	3%	99.7%	99.3%	98.9%	99.3%	98.6%
Pet	23,720	3%	98.1%	95.9%	96.6%	96.9%	97.1%
Medical (Essential)	19,175	2%	95.8%	95.6%	96.3%	95.9%	92.3%
Home Improvement	14,766	2%	91.3%	90.9%	90.7%	91.0%	98.4%
Mail / Shipping and Other Services	14,407	1%	91.4%	86.2%	86.6%	88.1%	73.9%
Other Essential	13,254	1%	99.2%	99.3%	99.1%	99.2%	96.9%
Auto	9,538	1%	99.9%	99.9%	99.9%	99.9%	99.9%

HYBRID	$223,867	24%	80.0%	77.3%	76.8%	78.0%	78.7%
Restaurants	129,309	14%	75.0%	70.6%	71.4%	72.3%	72.5%
Electronics & Appliance	30,996	3%	93.1%	92.0%	94.1%	93.0%	90.6%
Medical (Hybrid)	21,938	2%	82.3%	79.3%	79.0%	80.2%	82.8%
Hobby & Crafts	17,886	2%	78.5%	79.4%	66.7%	75.0%	74.6%
Liquor	9,512	1%	99.4%	98.7%	98.7%	98.9%	95.6%
Other Hybrid Services	7,991	1%	99.0%	98.8%	96.7%	98.2%	96.7%
Other Hybrid Retail	6,235	1%	60.5%	69.6%	66.6%	65.6%	96.8%

OTHER RETAIL / SERVICES	$373,294	43%	66.0%	49.9%	58.4%	58.1%	66.0%
Other Services	60,755	7%	76.1%	69.3%	74.4%	73.3%	75.7%
Off-Price Apparel	60,287	7%	89.2%	38.6%	60.8%	62.8%	62.5%
Value Apparel, Shoes, Accessories	47,946	5%	52.0%	46.3%	53.0%	50.4%	64.3%
Fitness / Sports	47,434	5%	45.9%	26.5%	27.4%	33.2%	38.5%
Home Décor	41,511	5%	61.6%	52.4%	67.9%	60.6%	72.6%
Other Retail	35,523	4%	53.8%	48.0%	53.1%	51.6%	79.0%
General Merchandise (Department, Gift, etc.)	33,239	4%	82.1%	64.6%	75.0%	73.9%	85.4%
Health & Beauty	23,841	3%	80.2%	77.9%	82.1%	80.1%	85.1%
Entertainment	22,758	3%	31.0%	24.4%	18.5%	24.6%	22.6%

TOTAL	$892,337	100%	80.5%	73.0%	76.3%	76.6%	79.7%

			Rent deferrals and abatements			9.8%	4.2%

				Total addressed billed base rent		86.4%	83.9%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	86	2,612,714	3.7%	$30,511	3.4%	$11.68
2	The Kroger Co. (3)	50	3,323,325	4.8%	24,970	2.8%	7.51
3	Dollar Tree Stores, Inc. (4)	123	1,426,351	2.0%	15,731	1.8%	11.03
4	Burlington Stores, Inc.	26	1,360,689	1.9%	14,066	1.6%	10.34
5	Publix Super Markets, Inc.	29	1,285,410	1.8%	12,220	1.4%	9.51
6	Ahold Delhaize (5)	21	1,127,311	1.6%	11,793	1.3%	10.46
7	Ross Stores, Inc (6)	36	972,892	1.4%	11,764	1.3%	12.09
8	L.A Fitness International, LLC	15	618,290	0.9%	11,298	1.3%	18.27
9	Albertson's Companies, Inc (7)	15	850,605	1.2%	10,155	1.1%	11.94
10	Bed Bath & Beyond, Inc. (8)	30	777,992	1.1%	9,640	1.1%	12.39

		431	14,355,579	20.4%	152,148	17.1%	10.60

11	PetSmart, Inc.	26	587,388	0.8%	8,742	1.0%	14.88
12	Big Lots, Inc.	35	1,150,510	1.6%	7,945	0.9%	6.91
13	PETCO Animal Supplies, Inc. (9)	32	434,440	0.6%	7,740	0.9%	17.82
14	Kohl's Corporation	12	914,585	1.3%	7,253	0.8%	7.93
15	Wal-Mart Stores, Inc. (10)	15	1,759,473	2.5%	6,837	0.8%	3.89
16	Best Buy Co., Inc.	13	537,660	0.8%	6,828	0.8%	12.70
17	Ulta Beauty, Inc.	26	295,708	0.4%	6,827	0.8%	23.09
18	Party City Holdco Inc.	34	482,332	0.7%	6,767	0.8%	14.03
19	The Michaels Companies, Inc.	24	541,541	0.8%	6,607	0.7%	12.20
20	Office Depot, Inc. (11)	25	546,066	0.8%	6,075	0.7%	11.13

		673	21,605,282	30.7%	223,769	25.3%	10.36

21	Staples, Inc.	23	476,075	0.7%	5,987	0.7%	12.58
22	Five Below, Inc.	34	296,856	0.4%	5,663	0.6%	19.08
23	DICK's Sporting Goods, Inc. (12)	11	401,374	0.6%	5,464	0.6%	13.61
24	Hobby Lobby Stores, Inc.	14	783,743	1.1%	5,258	0.6%	6.71
25	CVS Health	16	231,799	0.3%	4,972	0.6%	21.45
26	JOANN Stores, Inc.	21	415,255	0.6%	4,776	0.5%	11.50
27	The Home Depot, Inc.	6	556,632	0.8%	4,628	0.5%	8.31
28	Southeastern Grocers (13)	12	568,562	0.8%	4,546	0.5%	8.00
29	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,450	0.5%	16.56
30	Gap, Inc. (14)	14	235,422	0.3%	4,420	0.5%	18.77
31	JP Morgan Chase & Co.	28	101,550	0.1%	4,172	0.5%	41.08
32	H.E. Butt Grocery Company (15)	4	268,380	0.4%	4,103	0.5%	15.29
33	Sally Beauty Holdings, Inc. (16)	94	168,305	0.2%	4,020	0.5%	23.89
34	Giant Eagle, Inc	4	322,967	0.5%	3,956	0.4%	12.25
35	Harbor Freight Tools	22	387,185	0.6%	3,735	0.4%	9.65
36	Barnes & Noble, Inc.	9	203,748	0.3%	3,690	0.4%	18.11
37	Wakefern Food Corporation (17)	5	267,832	0.4%	3,575	0.4%	13.35
38	AMC Entertainment	4	200,955	0.3%	3,541	0.4%	17.62
39	Stein Mart, Inc.	11	387,611	0.6%	3,512	0.4%	9.06
40	Rainbow Shops	34	252,722	0.4%	3,511	0.4%	13.89

	TOTAL TOP 40 RETAILERS	1,053	28,400,946	40.5%	$311,748	35.2%	$10.98

(1) Includes only locations which are owned or guaranteed by the parent company
(2) Includes T.J. Maxx-35, Marshalls-35, HomeGoods-14, HomeSense-1 and Sierra Trading Post-1.		(7) Includes Vons-4, Acme-2, Albertsons-2, Jewel-Osco-2, Tom Thumb-2, Randalls-1,				(11) Includes Office Depot-13 and OfficeMax-12.
(3) Includes Kroger-38, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1		Shop & Save Market-1 and Star Market-1.				(12) Includes DICK'S Sporting Goods-6 and Golf Galaxy-5.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(8) Includes Bed Bath & Beyond-16, Christmas Tree Shops-4, Cost Plus World Market-4,				(13) Includes Winn-Dixie-6, BI-LO-3, Fresco y Más-1 and Harveys-2
(4) Includes Dollar Tree-106, Family Dollar-16 and Deal$-1.		Harmon Face Values-4 and buybuy Baby-2.				(14) Includes Old Navy-12, and Gap Factory-2.
(5) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2, Bottom Dollar Food-1,		(9) Includes PETCO-31 and Unleashed-1.				(15) Includes H-E-B-3 and Central Market-1.
Hannaford-1, and Tops Market-1		(10) Includes Supercenters-9, Discount Stores-3, Walmart Neighborhood Market-2,				(16) Includes Sally Beauty-86, Cosmoprof-7 and Macon Beauty Systems-1.
(6) Includes Ross Dress for Less-32 and dd's Discounts-4.		and Sam's Club-1.				(17) Includes ShopRite-3 and PriceRite-2.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/20	283	1,841,519	$24,846	$13.49	$2.83	$1.01	6.0	235	1,534,332	$13.35	$12.54	6.5%
Three months ended 3/31/20	334	2,347,315	32,357	13.78	4.46	1.24	5.9	285	2,099,579	13.40	12.26	9.3%
Three months ended 12/31/19	397	2,681,748	38,012	14.17	8.20	1.75	6.2	319	2,168,484	13.84	12.48	10.9%
Three months ended 9/30/19	509	3,623,347	50,555	13.95	6.92	1.38	6.4	417	3,096,031	13.42	12.08	11.1%
TOTAL - TWELVE MONTHS ENDED 6/30/20	1,523	10,493,929	$145,769	$13.89	$5.98	$1.38	6.2	1,256	8,898,426	$13.50	$12.30	9.8%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/20	241	1,275,855	$18,202	$14.27	$4.09	$1.45	6.4	193	968,668	$14.29	$13.49	5.9%
Three months ended 3/31/20	277	1,410,630	21,783	15.44	7.35	2.06	6.5	228	1,162,894	15.10	13.70	10.2%
Three months ended 12/31/19	351	1,699,302	29,219	17.19	12.89	2.76	7.0	273	1,186,038	17.90	15.85	12.9%
Three months ended 9/30/19	438	2,252,432	37,464	16.63	11.12	2.22	7.0	346	1,725,116	16.49	14.55	13.3%
TOTAL - TWELVE MONTHS ENDED 6/30/20	1,307	6,638,219	$106,669	$16.07	$9.42	$2.18	6.8	1,040	5,042,716	$16.08	$14.46	11.2%

NEW LEASES
Three months ended 6/30/20	75	425,561	$5,848	$13.74	$11.04	$4.24	8.6	30	181,711	$13.98	$11.71	19.4%
Three months ended 3/31/20	103	586,654	9,294	15.84	16.48	4.83	9.1	54	338,918	14.95	12.09	23.7%
Three months ended 12/31/19	139	855,950	14,405	16.83	24.17	5.38	9.6	62	347,776	18.70	14.03	33.3%
Three months ended 9/30/19	160	948,964	14,833	15.63	23.97	5.07	9.4	71	433,903	13.98	10.71	30.5%
TOTAL - TWELVE MONTHS ENDED 6/30/20	477	2,817,129	$44,380	$15.75	$20.52	$4.99	9.3	217	1,302,308	$15.49	$12.10	28.0%

RENEWAL LEASES
Three months ended 6/30/20	166	850,294	$12,354	$14.53	$0.61	$0.06	5.3	163	786,957	$14.36	$13.90	3.3%
Three months ended 3/31/20	174	823,976	12,489	15.16	0.85	0.08	4.6	174	823,976	15.16	14.37	5.5%
Three months ended 12/31/19	212	843,352	14,814	17.57	1.43	0.11	4.4	211	838,262	17.56	16.60	5.8%
Three months ended 9/30/19	278	1,303,468	22,631	17.36	1.77	0.15	5.3	275	1,291,213	17.33	15.84	9.4%
TOTAL - TWELVE MONTHS ENDED 6/30/20	830	3,821,090	$62,288	$16.30	$1.24	$0.11	5.0	823	3,740,408	$16.28	$15.28	6.5%

OPTION LEASES
Three months ended 6/30/20	42	565,664	$6,644	$11.75	$—	$—	5.1	42	565,664	$11.75	$10.90	7.8%
Three months ended 3/31/20	57	936,685	10,573	11.29	0.11	—	5.0	57	936,685	11.29	10.47	7.8%
Three months ended 12/31/19	46	982,446	8,793	8.95	0.10	—	4.9	46	982,446	8.95	8.41	6.4%
Three months ended 9/30/19	71	1,370,915	13,091	9.55	—	—	5.3	71	1,370,915	9.55	8.97	6.5%
TOTAL - TWELVE MONTHS ENDED 6/30/20	216	3,855,710	$39,100	$10.14	$0.05	$—	5.1	216	3,855,710	$10.14	$9.48	7.0%

LEASES BY ANCHOR AND SMALL SHOP		Three Months Ended 6/30/20						Twelve Months Ended 6/30/20
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	16%	68%	42%	$8.40	4.1%		15%	67%	46%	$9.53	9.5%
	New & Renewal Leases Only	11%	60%	34%	8.13	1.5%		10%	53%	35%	10.48	13.5%
New Leases		13%	56%	29%	7.06	14.4%		13%	56%	41%	11.36	51.1%
Renewal Leases		10%	62%	37%	8.62	(1.3)%		9%	51%	31%	9.77	2.0%
Option Leases		43%	85%	64%	8.83	6.9%		44%	90%	76%	8.56	6.2%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	84%	32%	58%	$24.16	8.5%		85%	33%	54%	$22.58	10.1%
	New & Renewal Leases Only	89%	40%	66%	23.54	8.3%		90%	47%	65%	22.43	10.1%
New Leases		87%	44%	71%	22.40	22.6%		87%	44%	59%	21.41	16.0%
Renewal Leases		90%	38%	63%	24.20	5.8%		91%	49%	69%	23.10	8.6%
Option Leases		57%	15%	36%	27.78	9.2%		56%	10%	24%	23.72	9.9%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	6/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
NEW LEASES
Weighted average over lease term:
Base rent	$ 16.67	$ 14.70	$ 16.82	$ 17.50	$ 16.70	$ 17.50
Tenant improvements and allowances	(2.21)	(1.32)	(1.90)	(2.56)	(2.48)	(2.66)
Third party leasing commissions	(0.52)	(0.44)	(0.52)	(0.55)	(0.53)	(0.49)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	13.94	12.94	14.39	14.39	13.69	14.35
Tenant specific landlord work (1)	(1.31)	(0.74)	(1.47)	(1.71)	(1.10)	(0.75)
NET EFFECTIVE RENT	$ 12.63	$ 12.20	$ 12.92	$ 12.68	$ 12.59	$ 13.60
Net effective rent before tenant specific landlord work /
base rent	84%	88%	86%	82%	82%	82%
Net effective rent / base rent	76%	83%	77%	72%	75%	78%
Weighted average term (years)	9.3	8.6	9.1	9.6	9.4	9.5

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	35%	27%	39%	39%	34%	35%
< 10,000 SF	65%	73%	61%	61%	66%	65%

LEASES SIGNED BUT NOT YET COMMENCED
As of 6/30/20:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	63	1,822,490	$ 20,590	$ 11.30
< 10,000 SF	214	730,269	18,674	25.57
TOTAL	277	2,552,759	$ 39,264	$ 15.38

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	344	990,870	1.5%	1.7%	$15.47	$15.47	17	240,142	0.5%	0.4%	$8.05	$8.05	327	750,728	4.1%	3.2%	$17.84	$17.84
2020	464	2,111,178	3.3%	3.4%	14.41	14.41	44	1,047,241	2.3%	2.2%	9.96	9.96	420	1,063,937	5.9%	4.8%	18.79	18.79
2021	1,208	8,190,056	12.7%	11.5%	12.51	12.53	170	5,453,969	11.8%	9.8%	8.64	8.63	1,038	2,736,087	14.9%	13.4%	20.21	20.30
2022	1,148	8,228,190	12.8%	12.7%	13.75	13.89	197	5,694,581	12.4%	11.9%	9.99	10.02	951	2,533,609	13.8%	13.6%	22.20	22.61
2023	1,037	6,948,767	10.8%	11.1%	14.24	14.47	169	4,649,791	10.1%	9.7%	10.05	10.07	868	2,298,976	12.5%	12.6%	22.71	23.38
2024	1,032	9,189,166	14.3%	13.2%	12.81	13.05	198	6,875,774	14.9%	13.9%	9.66	9.70	834	2,313,392	12.6%	12.4%	22.17	23.00
2025	785	7,701,146	12.0%	11.1%	12.91	13.27	182	5,880,194	12.8%	12.5%	10.16	10.28	603	1,820,952	10.0%	9.6%	21.80	22.92
2026	373	3,702,101	5.7%	6.2%	14.84	15.63	96	2,802,848	6.1%	6.8%	11.63	12.13	277	899,253	4.9%	5.4%	24.84	26.53
2027	352	3,176,631	4.9%	5.4%	15.12	16.35	74	2,221,306	4.8%	5.4%	11.76	12.49	278	955,325	5.2%	5.4%	22.95	25.33
2028	297	2,731,770	4.2%	4.9%	15.98	17.20	70	1,990,163	4.3%	4.8%	11.67	12.18	227	741,607	4.1%	4.9%	27.54	30.65
2029	356	3,678,365	5.7%	6.2%	14.92	16.13	99	2,832,488	6.2%	6.8%	11.54	12.23	257	845,877	4.6%	5.4%	26.24	29.17
2030+	556	7,740,070	12.1%	12.6%	14.66	16.13	185	6,375,554	13.8%	15.8%	11.85	12.98	371	1,364,516	7.4%	9.3%	27.75	30.85

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	344	990,870	1.5%	1.7%	$15.47	$15.47	17	240,142	0.5%	0.4%	$8.05	$8.05	327	750,728	4.1%	3.2%	$17.84	$17.84
2020	390	1,450,076	2.3%	2.3%	14.36	14.36	26	558,064	1.2%	1.1%	9.37	9.37	364	892,012	4.9%	3.8%	17.48	17.48
2021	884	3,251,273	5.0%	5.5%	15.22	15.27	48	1,258,921	2.7%	1.9%	7.34	7.30	836	1,992,352	10.9%	9.7%	20.20	20.32
2022	810	2,743,487	4.3%	5.6%	18.08	18.45	49	936,156	2.0%	2.1%	10.48	10.56	761	1,807,331	9.9%	9.6%	22.02	22.53
2023	718	2,581,288	4.0%	5.2%	18.10	18.66	48	991,116	2.2%	2.2%	10.28	10.33	670	1,590,172	8.7%	8.8%	22.97	23.85
2024	655	2,657,371	4.1%	5.0%	16.70	17.35	46	1,162,949	2.5%	2.4%	10.05	10.17	609	1,494,422	8.2%	7.9%	21.86	22.94
2025	471	2,083,382	3.2%	3.9%	16.70	17.74	42	995,272	2.2%	2.2%	10.66	11.25	429	1,088,110	5.9%	5.9%	22.23	23.69
2026	319	1,908,368	3.0%	3.2%	15.02	16.47	35	1,037,016	2.3%	1.9%	8.92	9.65	284	871,352	4.8%	4.7%	22.28	24.58
2027	325	1,953,725	3.0%	3.6%	16.47	18.18	51	1,129,100	2.5%	2.6%	11.20	12.08	274	824,625	4.5%	4.7%	23.68	26.53
2028	294	1,556,834	2.4%	3.1%	17.86	19.84	34	759,449	1.6%	1.8%	11.46	12.27	260	797,385	4.3%	4.7%	23.96	27.05
2029	306	1,558,116	2.4%	3.2%	17.88	20.06	37	751,435	1.6%	1.9%	11.87	12.96	269	806,681	4.3%	4.7%	23.47	26.68
2030+	2,436	41,653,520	64.8%	57.7%	12.36	15.81	1,068	36,244,431	78.7%	79.5%	10.52	13.34	1,368	5,409,089	29.5%	32.3%	24.67	32.30

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 6/30/20				78.2%	83.0%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,562,711	89.9%	93.8%	$69,275	$20.89	7.3%	5.1%	7.8%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,615	96.4%	98.1%	34,737	22.78	2.5%	2.4%	3.9%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,514,765	81.9%	84.9%	39,739	14.01	3.5%	5.0%	4.5%
4	Dallas-Fort Worth-Arlington, TX	12	2,589,652	88.3%	93.4%	41,674	17.97	3.0%	3.7%	4.7%
5	Houston-The Woodlands-Sugar Land, TX	30	4,061,279	91.5%	94.4%	47,823	12.87	7.5%	5.8%	5.4%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	455,355	70.6%	78.3%	4,996	14.02	0.8%	0.7%	0.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,453,963	81.5%	87.7%	19,745	15.67	2.3%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,236,099	85.8%	91.3%	62,587	18.64	5.8%	6.1%	7.0%
9	Atlanta-Sandy Springs-Roswell, GA	22	3,326,176	90.3%	90.9%	35,448	12.11	5.5%	4.8%	4.0%
10	Boston-Cambridge-Newton, MA-NH	6	713,272	75.6%	88.2%	8,304	13.26	1.5%	1.0%	0.9%
	Top 10 Largest US MSAs by Population	158	25,619,887	87.5%	91.4%	364,328	16.38	39.7%	36.7%	41.0%

11	Phoenix-Mesa-Scottsdale, AZ	0	—	—	—	—	—	—	—	—
12	San Francisco-Oakland-Hayward, CA	2	506,994	99.0%	99.4%	11,747	28.80	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	505,679	92.7%	94.1%	8,755	21.16	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	92.3%	92.4%	15,588	12.82	2.0%	2.0%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,193,329	88.2%	89.5%	13,868	14.24	2.0%	1.7%	1.6%
17	San Diego-Carlsbad, CA	3	660,209	94.4%	97.0%	14,558	23.21	0.8%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,790,291	85.1%	88.8%	24,246	15.92	2.8%	2.6%	2.7%
19	Denver-Aurora-Lakewood, CO	6	1,317,557	88.7%	98.2%	17,525	14.53	1.5%	1.9%	2.0%
20	St. Louis, MO-IL	2	209,036	94.6%	94.6%	2,120	10.90	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	202	33,234,268	88.1%	91.8%	472,735	16.41	50.8%	47.5%	53.1%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Orlando-Kissimmee-Sanford, FL	5	803,879	88.5%	90.0%	16,549	23.08	1.3%	1.1%	1.9%
23	Charlotte-Concord-Gastonia, NC-SC	5	1,637,966	94.1%	94.5%	15,977	11.32	1.3%	2.3%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento--Roseville--Arden-Arcade, CA	1	105,931	54.0%	54.0%	1,290	22.57	0.3%	0.2%	0.1%
27	Pittsburgh, PA	1	202,349	98.4%	100.0%	2,089	11.63	0.3%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,850,734	92.5%	95.9%	23,092	16.61	1.8%	2.6%	2.6%
30	Austin-Round Rock, TX	1	169,405	94.4%	97.7%	2,097	12.67	0.3%	0.2%	0.2%
31	Kansas City, MO-KS	4	608,649	91.9%	91.9%	4,677	8.50	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	86.8%	90.4%	3,964	10.78	0.8%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	795,777	81.9%	82.5%	8,448	12.96	0.8%	1.1%	0.9%
34	Indianapolis-Carmel-Anderson, IN	2	726,319	86.6%	87.9%	6,999	11.14	0.5%	1.0%	0.8%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	96.9%	97.8%	9,188	11.81	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,837	21.34	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	566,998	88.0%	89.2%	5,959	11.78	1.0%	0.8%	0.7%
40	Jacksonville, FL	3	685,315	88.4%	89.3%	6,727	11.45	0.8%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh, NC	2	291,026	98.2%	100.0%	3,869	13.40	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	88.3%	95.0%	9,502	15.87	0.3%	0.9%	1.1%
44	Richmond, VA	2	228,668	93.8%	95.3%	3,423	15.70	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	700,232	94.4%	96.1%	7,271	11.09	1.0%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-West Hartford-East Hartford, CT	3	584,075	84.2%	84.2%	8,540	17.36	0.8%	0.8%	1.0%
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	258	45,226,650	88.7%	91.9%	615,233	15.70	64.8%	64.7%	68.9%

	MSAs Ranked 51 - 100 by Population	49	8,687,511	91.2%	93.1%	97,114	13.23	12.3%	12.4%	10.9%

	Other MSAs	91	16,028,204	88.2%	92.0%	179,990	13.20	22.9%	22.9%	20.2%

TOTAL		398	69,942,365	88.9%	92.1%	$892,337	$14.83	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,562,711	89.9%	93.8%	$69,275	$20.89	7.3%	5.1%	7.8%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,236,099	85.8%	91.3%	62,587	18.64	5.8%	6.1%	7.0%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,061,279	91.5%	94.4%	47,823	12.87	7.5%	5.8%	5.4%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,589,652	88.3%	93.4%	41,674	17.97	3.0%	3.7%	4.7%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,514,765	81.9%	84.9%	39,739	14.01	3.5%	5.0%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	22	3,326,176	90.3%	90.9%	35,448	12.11	5.5%	4.8%	4.0%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,615	96.4%	98.1%	34,737	22.78	2.5%	2.4%	3.9%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,790,291	85.1%	88.8%	24,246	15.92	2.8%	2.6%	2.7%
9	Cincinnati, OH-KY-IN	29	7	1,850,734	92.5%	95.9%	23,092	16.61	1.8%	2.6%	2.6%
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,453,963	81.5%	87.7%	19,745	15.67	2.3%	2.1%	2.2%
	10 Largest MSAs by ABR	—	167	28,092,285	88.2%	91.8%	398,366	16.48	42.0%	40.2%	44.8%

11	Denver-Aurora-Lakewood, CO	19	6	1,317,557	88.7%	98.2%	17,525	14.53	1.5%	1.9%	2.0%
12	Orlando-Kissimmee-Sanford, FL	22	5	803,879	88.5%	90.0%	16,549	23.08	1.3%	1.1%	1.9%
13	Charlotte-Concord-Gastonia, NC-SC	23	5	1,637,966	94.1%	94.5%	15,977	11.32	1.3%	2.3%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,431,286	92.3%	92.4%	15,588	12.82	2.0%	2.0%	1.7%
15	San Diego-Carlsbad, CA	17	3	660,209	94.4%	97.0%	14,558	23.21	0.8%	0.9%	1.6%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,193,329	88.2%	89.5%	13,868	14.24	2.0%	1.7%	1.6%
17	Naples-Immokalee-Marco Island, FL	142	4	780,327	79.4%	83.6%	12,222	19.23	1.0%	1.1%	1.4%
18	Ann Arbor, MI	144	3	820,327	88.9%	91.4%	12,172	16.35	0.8%	1.2%	1.4%
19	San Francisco-Oakland-Hayward, CA	12	2	506,994	99.0%	99.4%	11,747	28.80	0.5%	0.7%	1.3%
20	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	96.3%	97.1%	10,363	14.18	0.8%	1.2%	1.2%
	20 Largest MSAs by ABR	—	214	38,073,591	88.9%	92.2%	538,935	16.41	54.0%	54.3%	60.7%

21	Binghamton, NY	191	4	751,572	94.3%	94.8%	10,098	14.17	1.0%	1.1%	1.1%
22	Vallejo-Fairfield, CA	121	1	519,223	85.3%	95.7%	10,031	20.35	0.3%	0.7%	1.1%
23	Memphis, TN-MS-AR	43	1	652,349	88.3%	95.0%	9,502	15.87	0.3%	0.9%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	96.9%	97.8%	9,188	11.81	1.0%	1.1%	1.0%
25	Port St. Lucie, FL	110	5	690,935	79.3%	88.5%	9,103	14.98	1.3%	1.0%	1.0%
26	Riverside-San Bernardino-Ontario, CA	13	4	505,679	92.7%	94.1%	8,755	21.16	1.0%	0.7%	1.0%
27	North Port-Sarasota-Bradenton, FL	72	5	737,950	87.8%	90.2%	8,750	13.22	1.3%	1.1%	1.0%
28	Hartford-West Hartford-East Hartford, CT	48	3	584,075	84.2%	84.2%	8,540	17.36	0.8%	0.8%	1.0%
29	Cleveland-Elyria, OH	33	3	795,777	81.9%	82.5%	8,448	12.96	0.8%	1.1%	0.9%
30	Boston-Cambridge-Newton, MA-NH	10	6	713,272	75.6%	88.2%	8,304	13.26	1.5%	1.0%	0.9%
31	Louisville/Jefferson County, KY-IN	45	4	700,232	94.4%	96.1%	7,271	11.09	1.0%	1.0%	0.8%
32	Indianapolis-Carmel-Anderson, IN	34	2	726,319	86.6%	87.9%	6,999	11.14	0.5%	1.0%	0.8%
33	Jacksonville, FL	40	3	685,315	88.4%	89.3%	6,727	11.45	0.8%	1.0%	0.8%
34	Norwich-New London, CT	182	2	433,532	93.7%	93.7%	6,520	16.25	0.5%	0.6%	0.7%
35	New Haven-Milford, CT	66	5	546,407	79.6%	79.6%	6,353	14.66	1.3%	0.8%	0.7%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Milwaukee-Waukesha-West Allis, WI	39	4	566,998	88.0%	89.2%	5,959	11.78	1.0%	0.8%	0.7%
37	College Station-Bryan, TX	187	4	491,214	90.8%	94.9%	5,753	14.83	1.0%	0.7%	0.6%
38	Greensboro-High Point, NC	75	1	406,768	83.8%	95.7%	5,451	14.01	0.3%	0.6%	0.6%
39	Worcester, MA-CT	57	3	515,320	93.5%	93.5%	5,422	13.36	0.8%	0.7%	0.6%
40	Scranton--Wilkes-Barre--Hazleton, PA	100	2	619,139	92.6%	92.6%	5,329	23.28	0.5%	0.9%	0.6%
41	Wilmington, NC	165	2	379,107	90.5%	95.7%	5,289	14.74	0.5%	0.5%	0.6%
42	Winston-Salem, NC	84	3	437,561	90.6%	90.6%	5,037	13.33	0.8%	0.6%	0.6%
43	Oxnard-Thousand Oaks-Ventura, CA	67	2	316,522	93.7%	96.1%	5,022	17.13	0.5%	0.5%	0.6%
44	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	455,355	70.6%	78.3%	4,996	14.02	0.8%	0.7%	0.6%
45	Kansas City, MO-KS	31	4	608,649	91.9%	91.9%	4,677	8.50	1.0%	0.9%	0.5%
46	Dayton, OH	73	2	351,898	96.9%	98.2%	4,607	13.63	0.5%	0.5%	0.5%
47	Boulder, CO	155	1	278,419	94.4%	94.4%	4,358	16.57	0.3%	0.4%	0.5%
48	Fresno, CA	54	1	261,344	98.3%	99.0%	4,123	15.93	0.3%	0.4%	0.5%
49	Charleston-North Charleston, SC	74	2	498,871	86.8%	87.3%	4,052	9.43	0.5%	0.7%	0.5%
50	Spartanburg, SC	151	1	360,277	89.4%	89.4%	4,008	13.09	0.3%	0.5%	0.4%
	50 Largest MSAs by ABR	—	301	54,461,011	88.7%	91.8%	737,607	15.68	76.5%	77.6%	83.0%

51	Pittsfield, MA	325	1	436,805	97.9%	98.8%	4,004	21.83	0.3%	0.6%	0.4%
52	Mobile, AL	130	1	415,636	66.4%	85.0%	3,990	11.56	0.3%	0.6%	0.4%
53	Columbus, OH	32	3	435,069	86.8%	90.4%	3,964	10.78	0.8%	0.6%	0.4%
54	Greenville-Anderson-Mauldin, SC	61	2	220,723	97.6%	98.3%	3,884	18.34	0.5%	0.3%	0.4%
55	Raleigh, NC	42	2	291,026	98.2%	100.0%	3,869	13.40	0.5%	0.4%	0.4%
56	Panama City, FL	222	2	397,492	96.4%	97.4%	3,799	9.81	0.5%	0.6%	0.4%
57	Bakersfield, CA	62	1	240,068	96.3%	96.3%	3,564	15.70	0.3%	0.3%	0.4%
58	Manchester-Nashua, NH	129	2	347,947	52.7%	53.1%	3,456	19.87	0.5%	0.5%	0.4%
59	Atlantic City-Hammonton, NJ	185	1	179,199	96.7%	96.7%	3,427	19.78	0.3%	0.3%	0.4%
60	Richmond, VA	44	2	228,668	93.8%	95.3%	3,423	15.70	0.5%	0.3%	0.4%
61	Hilton Head Island-Bluffton-Beaufort, SC	207	2	230,352	94.3%	95.9%	3,375	15.28	0.5%	0.3%	0.4%
62	Odessa, TX	263	1	372,534	100.0%	100.0%	3,333	14.16	0.3%	0.5%	0.4%
63	Des Moines-West Des Moines, IA	87	2	512,825	97.1%	98.3%	3,275	6.56	0.5%	0.7%	0.4%
64	Springfield, MA	91	2	319,668	90.6%	99.6%	3,234	13.65	0.5%	0.5%	0.4%
65	Greenville, NC	237	1	233,153	81.3%	84.9%	2,860	14.45	0.3%	0.3%	0.3%
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,837	21.34	0.3%	0.2%	0.3%
67	Savannah, GA	137	2	221,381	93.5%	94.2%	2,714	13.01	0.5%	0.3%	0.3%
68	Roanoke, VA	161	2	315,008	97.5%	97.5%	2,695	10.93	0.5%	0.5%	0.3%
69	Bridgeport-Stamford-Norwalk, CT	58	1	161,075	95.3%	97.3%	2,481	15.83	0.3%	0.2%	0.3%
70	Duluth, MN-WI	172	1	183,006	98.2%	98.2%	2,357	13.12	0.3%	0.3%	0.3%
71	Hickory-Lenoir-Morganton, NC	146	2	284,984	87.8%	88.8%	2,342	9.25	0.5%	0.4%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Altoona, PA	334	1	265,200	75.0%	87.3%	2,321	10.12	0.3%	0.4%	0.3%
73	Santa Maria-Santa Barbara, CA	122	1	179,549	100.0%	100.0%	2,236	13.43	0.3%	0.3%	0.3%
74	Concord, NH	278	1	191,887	95.3%	100.0%	2,235	12.51	0.3%	0.3%	0.3%
75	Fort Wayne, IN	123	2	248,451	77.9%	77.9%	2,230	13.61	0.5%	0.4%	0.2%
76	Elkhart-Goshen, IN	218	1	257,748	93.7%	93.7%	2,158	16.35	0.3%	0.4%	0.2%
77	St. Louis, MO-IL	20	2	209,036	94.6%	94.6%	2,120	10.90	0.5%	0.3%	0.2%
78	Austin-Round Rock, TX	30	1	169,405	94.4%	97.7%	2,097	12.67	0.3%	0.2%	0.2%
79	Pittsburgh, PA	27	1	202,349	98.4%	100.0%	2,089	11.63	0.3%	0.3%	0.2%
80	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,067	12.50	0.3%	0.2%	0.2%
81	Flint, MI	133	1	164,535	95.9%	97.6%	2,020	12.67	0.3%	0.2%	0.2%
82	Manhattan, KS	391	1	217,261	96.5%	96.5%	2,016	15.61	0.3%	0.3%	0.2%
83	Rutland, VT	535	1	223,314	100.0%	100.0%	1,978	8.98	0.3%	0.3%	0.2%
84	Syracuse, NY	88	1	128,404	100.0%	100.0%	1,951	15.19	0.3%	0.2%	0.2%
85	Greeneville, TN	485	1	224,139	97.1%	97.1%	1,924	8.94	0.3%	0.3%	0.2%
86	Saginaw, MI	229	1	184,735	99.3%	99.3%	1,905	10.39	0.3%	0.3%	0.2%
87	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,894	10.14	0.3%	0.3%	0.2%
88	Dover, DE	240	1	191,974	52.2%	82.3%	1,888	11.95	0.3%	0.3%	0.2%
89	Ithaca, NY	373	1	204,405	100.0%	100.0%	1,876	9.90	0.3%	0.3%	0.2%
90	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4%	98.4%	1,819	11.69	0.3%	0.2%	0.2%
91	Columbus, IN	436	1	145,789	95.9%	97.8%	1,814	12.72	0.3%	0.2%	0.2%
92	Trenton, NJ	145	1	157,035	35.9%	100.0%	1,789	11.39	0.3%	0.2%	0.2%
93	California-Lexington Park, MD	353	1	92,335	100.0%	100.0%	1,788	19.36	0.3%	0.1%	0.2%
94	Toledo, OH	93	1	295,665	72.5%	82.3%	1,767	12.89	0.3%	0.4%	0.2%
95	Portland-South Portland, ME	105	1	287,513	87.3%	87.3%	1,645	19.94	0.3%	0.4%	0.2%
96	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	94.3%	98.9%	1,600	8.89	0.3%	0.3%	0.2%
97	London, KY	319	1	165,826	100.0%	100.0%	1,565	9.44	0.3%	0.2%	0.2%
98	Ocean City, NJ	406	1	136,822	95.2%	95.2%	1,534	11.78	0.3%	0.2%	0.2%
99	Canton-Massillon, OH	135	1	145,935	93.6%	93.6%	1,476	10.81	0.3%	0.2%	0.2%
100	Lansing-East Lansing, MI	111	1	188,646	83.4%	83.4%	1,474	9.52	0.3%	0.3%	0.2%
	100 Largest MSAs by ABR	—	366	66,208,261	89.0%	92.2%	861,766	15.16	92.0%	94.7%	96.6%

	Other MSAs	—	32	3,734,104	88.1%	90.3%	30,571	9.26	8.0%	5.3%	3.4%

TOTAL		—	398	69,942,365	88.9%	92.1%	$892,337	$14.83	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	47	7,810,625	85.1%	89.0%	$105,968	$15.56	11.8%	11.2%	11.9%
2	Texas	52	8,039,342	91.1%	94.6%	104,226	14.58	13.1%	11.5%	11.7%
3	California	27	5,094,449	94.0%	96.4%	97,287	21.37	6.8%	7.3%	10.9%
4	New York	28	3,562,860	92.6%	94.6%	66,367	19.91	7.0%	5.1%	7.4%
5	Pennsylvania	26	5,013,376	89.0%	92.1%	65,090	17.06	6.5%	7.2%	7.3%
6	North Carolina	20	4,243,307	92.3%	94.4%	44,708	11.75	5.0%	6.1%	5.0%
7	Georgia	30	4,228,329	89.3%	90.7%	42,829	11.47	7.5%	6.0%	4.8%
8	New Jersey	16	2,828,284	84.1%	94.3%	42,692	17.00	4.0%	4.0%	4.8%
9	Illinois	15	3,602,611	82.2%	85.1%	40,347	13.83	3.8%	5.1%	4.5%
10	Ohio	16	3,188,203	87.9%	90.7%	35,572	14.22	4.0%	4.6%	4.0%
11	Michigan	16	2,993,658	90.8%	91.6%	35,136	13.37	4.0%	4.3%	3.9%
12	Connecticut	12	1,850,585	85.9%	86.1%	25,036	15.78	3.0%	2.6%	2.8%
13	Tennessee	9	2,037,716	94.2%	96.8%	23,421	12.06	2.3%	2.9%	2.6%
14	Colorado	7	1,595,976	89.7%	97.5%	21,883	14.90	1.8%	2.3%	2.5%
15	Massachusetts	10	1,743,371	87.0%	94.1%	19,036	15.42	2.5%	2.5%	2.1%
16	Kentucky	7	1,683,399	94.4%	96.6%	17,683	12.02	1.8%	2.4%	2.0%
17	Minnesota	9	1,376,335	89.5%	90.6%	16,225	14.07	2.3%	2.0%	1.8%
18	South Carolina	7	1,310,223	90.7%	91.2%	15,319	13.11	1.8%	1.9%	1.7%
19	Indiana	7	1,510,334	88.5%	89.2%	14,562	12.15	1.8%	2.2%	1.6%
20	Virginia	7	1,017,100	89.8%	90.2%	10,885	12.91	1.8%	1.4%	1.2%
21	New Hampshire	5	781,528	75.1%	76.4%	7,619	13.36	1.2%	1.1%	0.9%
22	Wisconsin	4	566,998	88.0%	89.2%	5,959	11.78	0.9%	0.8%	0.7%
23	Maryland	3	414,808	75.7%	84.1%	5,903	16.92	0.8%	0.6%	0.7%
24	Missouri	5	655,984	93.1%	93.1%	5,339	8.92	1.2%	0.9%	0.6%
25	Alabama	1	415,636	66.4%	85.0%	3,990	11.56	0.3%	0.6%	0.5%
26	Kansas	2	378,962	93.9%	93.9%	3,474	12.62	0.4%	0.5%	0.4%
27	Iowa	2	512,825	97.1%	98.3%	3,275	6.56	0.4%	0.7%	0.4%
28	West Virginia	2	251,500	96.0%	96.0%	2,089	8.65	0.4%	0.4%	0.2%
29	Arizona	1	165,350	100.0%	100.0%	2,067	12.50	0.3%	0.2%	0.2%
30	Vermont	1	223,314	100.0%	100.0%	1,978	8.98	0.3%	0.3%	0.2%
31	Oklahoma	1	186,851	100.0%	100.0%	1,894	10.14	0.3%	0.3%	0.2%
32	Delaware	1	191,974	52.2%	82.3%	1,888	11.95	0.3%	0.3%	0.2%
33	Maine	1	287,513	87.3%	87.3%	1,645	19.94	0.3%	0.4%	0.2%
34	Louisiana	1	179,039	53.5%	71.4%	945	7.39	0.3%	0.3%	0.1%

TOTAL		398	69,942,365	88.9%	92.1%	$892,337	$14.83	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	85.0%	$3,990	$11.56	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,067	12.50	Sam's Club*	CareMore, Defy-Tucson, Stein Mart, Tuesday Morning	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,564	15.70	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	93.7%	2,835	25.64	Trader Joe's*	24 Hour Fitness, CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.5%	1,425	21.92	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2020	123,146	91.9%	2,516	22.24	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	105,931	54.0%	1,290	22.57	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,554	15.76	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	97.1%	2,952	24.40	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,123	15.93	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,236	13.43	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,224	14.58	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,154	22.23	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,222	18.41	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,284	11.26	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,858	34.82	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	329,421	99.1%	8,889	27.29	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	95.8%	6,142	24.79	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.2%	5,233	31.03	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	90.7%	750	16.85	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2020	436,945	96.3%	10,052	24.67	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.0%	3,819	23.89	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,138	28.74	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,575	24.04	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,187	11.97	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	90.1%	2,944	22.40	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,126	21.17	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	93.1%	2,164	22.39	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.7%	10,031	20.35	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	801	8.41	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.3%	7,512	16.01	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swin School, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,766	10.58	King Soopers (Kroger)	Cinema Latino, Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	94.5%	1,827	15.97	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,079	38.51	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.4%	4,358	16.57	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2020	332,059	100.0%	4,540	13.67	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Overstock Furniture & Mattress, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	91.7%	2,585	26.49	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,382	13.03	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	987	13.99	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	75.5%	3,505	14.17	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	38.9%	244	11.54	-	Dollar Tree	-
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.1%	2,450	16.66	Price Chopper	Dick's Sporting Goods	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	93.7%	1,719	17.66	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	71.8%	1,349	14.16	-	Christmas Tree Shops	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,481	15.83	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	82.3%	1,142	11.05	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,054	13.80	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	94.4%	4,138	18.95	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	82.3%	1,888	11.95	-	Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,881	17.66	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.1%	6,376	22.77	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	90.3%	3,592	15.06	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,488	86.6%	1,908	24.34	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,600	8.89	Publix	Big Lots, Planet Fitness, Tractor Supply	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,819	11.69	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	864	9.90	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	81.5%	2,234	9.04	-	American Signature Furniture, Bealls Outlet, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	87.7%	1,701	19.75	-	LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	137,020	91.4%	2,327	19.11	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	91.8%	1,770	10.90	Publix	Dollar Tree, Petco, Staples, T.J.Maxx, Tuesday Morning	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2020	109,745	76.7%	1,925	22.87	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	70.8%	3,443	14.58	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	198,473	99.1%	3,617	18.39	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	54.1%	1,655	14.43	Publix	Planet Fitness	-
65	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,785	19.08	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.0%	4,857	20.38	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,103	13.59	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	97.5%	1,023	11.86	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,491	17.66	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	1,097	14.56	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	96.4%	1,163	16.60	Seabra Foods	Office Depot	-
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2020	415,615	84.4%	10,097	29.32	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	839	13.00	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	89.8%	2,871	19.89	-	Coastal Care, Walgreens	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,223	13.34	Publix	-	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	98.9%	2,576	8.72	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	85.5%	2,540	13.84	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	93.6%	1,173	13.17	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	735	12.89	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	782	21.14	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,600	18.29	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,121	12.56	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	74.3%	1,408	14.55	Publix	Planet Fitness	-
84	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,050	13.29	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	95.4%	3,629	14.33	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	73.1%	1,610	16.16	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,381	9.32	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	81.0%	1,684	10.27	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	83.3%	1,680	13.33	Publix	Flooring USA	-
90	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	93.3%	1,283	12.49	Patel Brothers	Dollar Tree, LA Fitness	Walmart
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	95.3%	1,673	18.94	Publix	Rarehues	-
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.2%	1,398	15.96	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
93	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,355	16.49	Publix	Petco, T.J.Maxx, Ulta	-
94	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	90.2%	877	7.34	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
95	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	58.3%	470	7.34	Publix	-	-
96	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2020	178,542	93.6%	2,682	16.05	Publix	JOANN, Planet Fitness	-
97	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	616	6.67	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
98	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	280,749	91.4%	3,773	19.71	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
99	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.0%	4,682	12.50	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
100	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	91.0%	1,269	8.17	-	At Home, Dollar Tree, Octapharma	-
101	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	531	8.20	Food Depot	Family Dollar	-
102	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	93.8%	1,119	15.09	Publix	-	-
103	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	721	8.66	Kroger	Planet Fitness	-
104	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,346	13.69	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
105	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	759	6.95	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
106	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	796	12.07	Publix	-	-
107	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	95.1%	1,226	13.58	Kroger	-	-
108	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	628	8.73	-	Family Dollar	-
109	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.5%	837	11.62	Publix	-	-
110	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	727	19.29	Kroger*	-	-
111	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	674	7.79	-	Big Lots, Planet Fitness	The Home Depot
112	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,648	10.62	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
113	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	80.6%	1,315	10.84	Food Depot	Cinemark, Staples	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

114	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
115	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	95.9%	1,358	14.59	Publix	-	-
116	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	100.0%	1,552	14.66	Publix	-	-
117	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	55.9%	1,036	8.10	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
118	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	545	10.80	-	Marshalls	-
119	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.4%	1,165	11.15	Kroger	-	-
120	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	145,853	95.6%	2,087	14.97	Kroger	Kayhill's Sports Bar and Grill	-
121	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	93.6%	603	9.24	Food Depot	-	-
122	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	94.5%	977	11.06	-	PGA TOUR Superstore	-
123	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	90.7%	1,598	14.70	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinema, Staples	The Home Depot
124	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	96.4%	2,945	16.23	Kroger	-	-
125	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.9%	1,715	5.15	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
126	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,116	11.18	Kroger	-	-
127	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,529	6.46	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
128	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,746	6.65	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
129	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	93.3%	3,565	19.16	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
130	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	72.3%	1,871	17.06	-	XSport Fitness	Kohl's
131	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.3%	2,371	12.16	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
132	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.2%	4,397	15.86	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
133	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	91.8%	5,998	12.81	-	AMC Theatres, At Home, Best Buy, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
134	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	81.5%	2,281	10.25	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
135	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	79.0%	1,077	21.98	-	Walgreens	-
136	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
137	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	79.6%	2,101	15.40	-	Best Buy, Painted Tree Marketplace, PetSmart, Stein Mart	-
138	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,337	15.58	Sunset Foods	-	-
139	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,407	60.6%	1,840	12.38	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
140	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,721	16.35	Jewel-Osco	Planet Fitness	-
141	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	83.0%	7,224	12.94	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Old Navy, Painted Tree Marketplace, Party City, Star Cinema Grill, Ulta	-
142	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,978	18.05	-	LA Fitness, Regal Cinemas	-
143	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	78.0%	1,978	10.69	Walt's Fine Foods	Planet Fitness, Tile Shop	-
144	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.7%	1,230	9.93	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
145	Columbus Center	Columbus	IN	Columbus, IN	1964	145,789	97.8%	1,814	12.72	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
146	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	85.7%	1,686	17.02	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
147	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	93.7%	2,158	16.35	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
148	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	544	8.40	Kroger	-	-
149	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2020	595,550	86.4%	5,769	11.43	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
150	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,361	10.31	Pay Less (Kroger)	-	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

151	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,458	9.98	Hy-Vee	-	-
152	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	96.5%	2,016	15.61	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
153	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,065	8.16	-	At Home, Staples	-
154	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	95.7%	7,782	14.98	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
155	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.9%	1,915	10.09	-	King Pin Lanes, Louisville Athletic Club	-
156	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,565	9.44	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
157	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,927	11.41	Kroger	Petco	-
158	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	97.0%	1,595	10.95	Kroger	-	-
159	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	95.1%	1,834	12.13	Kroger Marketplace	-	-
160	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	945	7.39	Super 1 Foods	Ollie's Bargain Outlet	-
161	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	131,078	94.0%	1,022	8.29	America's Food Basket	Citi Trends, Crunch Fitness, L&M Bargain	-
162	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,897	28.21	-	Golf Galaxy, Staples	Duluth Trading Co.
163	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	100.0%	1,813	13.20	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
164	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	93.0%	2,872	11.06	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
165	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	66.7%	262	15.40	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
166	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	64.4%	1,025	20.38	Stop and Compare	Rainbow Shops	-
167	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	91.9%	2,432	14.49	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
168	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,805	98.8%	4,004	21.83	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
169	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.9%	1,421	14.27	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
170	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,288	17.73	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
171	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,788	19.36	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
172	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	874	34.24	-	-	-
173	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	296,944	77.8%	3,241	14.03	Giant Food (Ahold Delhaize)	Five Below, JOANN, Peebles, Planet Fitness	-
174	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	87.3%	1,645	19.94	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
175	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	93.5%	6,707	18.05	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
176	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	98.6%	4,775	16.47	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
177	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	91.6%	915	11.70	Busch’s Fresh Food Market	Ace Hardware	-
178	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	842	10.65	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
179	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,535	97.6%	2,020	12.67	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
180	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	77.3%	597	7.76	D&W Fresh Market (SpartanNash)	-	-
181	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,474	9.52	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
182	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	88.4%	1,380	14.92	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
183	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,680	11.02	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
184	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	96.1%	6,562	19.32	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
185	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,905	10.39	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
186	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,190	11.70	-	Party City, Planet Fitness	Burlington Stores

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

187	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	95.1%	942	9.75	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
188	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,107	7.15	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
189	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.1%	1,350	11.04	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
190	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	67.5%	690	8.33	Save-A-Lot	Dollar Tree, Planet Fitness	-
191	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,230	18.47	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
192	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	98.2%	2,357	13.12	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
193	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,984	11.19	Cub Foods (Jerry's Foods)	-	-
194	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,607	97.0%	1,735	20.35	Cub Foods (United Natural Foods Inc.)*	-	-
195	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.1%	2,160	11.10	-	Marshalls, Michaels	-
196	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2020	80,165	95.7%	1,031	19.77	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
197	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	98.4%	1,807	16.02	Fresh Thyme Farmers Market	Marshalls	-
198	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	78.4%	2,098	12.93	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
199	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	823	11.96	Festival Foods	Dollar Tree	-
200	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.4%	1,694	13.11	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
201	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.3%	783	5.99	Price Chopper	-	-
202	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,439	8.90	Price Chopper	Ace Hardware	-
203	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	997	8.93	Price Chopper	-	-
204	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.1%	426	6.53	Schnucks	-	-
205	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
206	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	91.0%	3,981	15.51	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
207	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
208	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	545	10.81	BI-LO (Southeastern Grocers)	Peebles	-
209	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,346	100.0%	2,297	12.46	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
210	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	90.8%	3,557	13.77	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
211	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	95.7%	5,451	14.01	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
212	University Commons	Greenville	NC	Greenville, NC	1996	233,153	84.9%	2,860	14.45	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
213	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,707	9.79	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
214	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,089	4.35	Walmart Supercenter	Dollar Tree	-
215	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	84.1%	635	8.07	-	Big Lots, Harbor Freight Tools	Rural King
216	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	98.4%	1,415	14.79	-	Person County Health & Human Services	-
217	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,187	11.98	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
218	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	100.0%	2,315	6.81	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
219	Anson Station	Wadesboro	NC	—	1988	132,353	99.1%	834	6.36	Food Lion (Ahold Delhaize)	Peebles, Rose's, Tractor Supply Co.	-
220	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,757	14.06	-	PetSmart, Sportsmans Warehouse	Target
221	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,532	15.10	Lowes Foods	HomeGoods, T.J.Maxx	-
222	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,182	14.78	Harris Teeter (Kroger)	-	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

223	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	86.5%	2,956	13.11	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
224	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	899	12.43	-	Golf Galaxy, Mattress Firm, OfficeMax	-
225	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	41.3%	1,490	16.67	-	Bed Bath & Beyond, Boston Interiors	-
226	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	100.0%	2,235	12.51	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
227	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	72.7%	1,966	23.26	-	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
228	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	484	6.68	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
229	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.7%	1,444	9.95	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
230	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2020	246,235	80.9%	1,778	8.92	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
231	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	93.7%	4,550	24.35	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
232	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
233	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	245,654	90.9%	2,864	12.99	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
234	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	157,035	100.0%	1,789	11.39	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
235	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	91.0%	1,536	13.27	Super Stop & Shop (Ahold Delhaize)	-	-
236	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	98.4%	6,846	20.74	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
237	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	98.2%	3,831	20.06	ShopRite	Petco, Rite Aid	-
238	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,107	32.35	ShopRite	-	-
239	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	96.1%	3,788	16.02	Bhavani Food Market	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
240	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,022	18.94	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
241	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	95.2%	1,534	11.78	ShopRite*	Peebles, PetSmart, Planet Fitness	-
242	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	96.7%	3,427	19.78	ShopRite	Dollar Tree, Staples	-
243	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	655	18.09	ShopRite	-	-
244	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	100.0%	1,508	17.18	-	Dollar Tree, Jersey Strong	-
245	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	92.9%	3,035	15.11	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
246	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,816	31.39	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
247	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,951	15.19	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
248	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
249	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	21.3%	594	33.00	BJ's Wholesale*	-	Kohl's, Walmart
250	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,106	27.84	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
251	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	208,394	97.7%	3,455	16.97	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore, Phenix Salon Suites	-
252	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	97.5%	7,056	38.05	H-Mart	Christmas Tree Shops, T.J.Maxx	-
253	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	100.0%	1,876	9.90	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, Rite Aid, True Value	-
254	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,611	22.31	Key Food Marketplace	T.J.Maxx	-
255	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	610	35.88	Trader Joe's	-	-
256	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,484	23.97	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
257	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
258	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.0%	3,138	14.94	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

259	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.0%	2,182	11.05	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
260	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,022	16.57	ShopRite	Better Lifestyle Club, Rite Aid, U.S. Post Office	-
261	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	88.6%	6,243	27.58	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
262	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	86.3%	1,268	37.69	-	Harmon Discount	-
263	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,788	23.33	-	Dollar Tree, HomeGoods	-
264	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,981	19.98	Best Market (LIDL)	CVS, T.J.Maxx	-
265	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
266	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,243	28.17	-	HomeGoods, Rite Aid	-
267	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	90.0%	2,982	18.91	ShopRite	Blink Fitness (Equinox), Bob's Stores	Firestone
268	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,866	11.93	-	Olum's Furniture & Appliances, Staples	-
269	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
270	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	91.0%	1,401	16.67	-	HomeGoods, Michaels, Old Navy	-
271	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,568	17.24	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
272	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
273	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,636	30.27	H-Mart	-	-
274	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,107	15.24	Giant Eagle	-	The Home Depot
275	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	93.6%	1,476	10.81	Giant Eagle	-	-
276	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	93.0%	2,488	18.46	Kroger	Petco, Planet Fitness, Rainbow Shops	-
277	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,411	8.79	Kroger	Pet Supplies Plus, Salvation Army	-
278	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	93.4%	3,555	15.09	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
279	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2020	231,982	100.0%	4,470	20.01	-	Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
280	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	96.4%	1,169	37.68	Kroger	-	-
281	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	89.5%	1,314	10.13	Kroger	Dollar Tree, Planet Fitness	-
282	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,196	11.53	Kroger	-	-
283	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	200	11.17	Kroger*	-	-
284	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.1%	4,407	13.77	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
285	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	76.1%	5,169	11.66	Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	BJ's Wholesale Club
286	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,172	16.74	-	Ollie's Bargain Outlet, Sears Outlet	-
287	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,217	26.06	Kroger	Marshalls	-
288	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	95.7%	1,454	10.83	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
289	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	295,665	82.3%	1,767	12.89	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
290	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
291	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	96.4%	2,824	20.86	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
292	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200	87.3%	2,321	10.12	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
293	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,089	11.63	Giant Eagle	Pep Boys, Walmart	-
294	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	3,994	13.85	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
295	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	290,654	82.7%	1,899	8.12	-	Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
296	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	406	12.61	-	-	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

297	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	87.3%	2,450	19.53	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
298	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,573	17.09	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
299	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	69.6%	3,256	19.85	Weis Markets	Marshalls, REI	-
300	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	2,001	26.88	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
301	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	97.1%	1,044	10.23	-	Chuck E. Cheese's	-
302	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	87.4%	2,953	18.49	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
303	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,609	15.30	-	Kohl's, Marshalls, Regal Cinemas	-
304	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,299	17.83	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
305	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	956	7.12	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
306	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	95.6%	1,008	19.30	Weis Markets*	-	-
307	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	213,530	96.0%	6,596	33.08	McCaffrey's	Ulta	-
308	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	97.6%	2,772	26.71	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
309	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	96.8%	8,851	35.47	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
310	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	78.7%	1,102	7.93	Redner's Warehouse Market	Staples	-
311	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	92.3%	1,521	11.10	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
312	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	451	10.81	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
313	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	90.0%	3,391	17.40	ShopRite	Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
314	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	803	12.97	Giant Food (Ahold Delhaize)	Penn State Health	Kmart
315	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	97.5%	3,545	11.53	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
316	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	306,440	97.9%	2,376	34.31	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Pet Supplies Plus	-
317	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	95.4%	2,486	15.78	Kroger	Stein Mart	-
318	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,593	19.37	BI-LO (Southeastern Grocers)	-	-
319	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	889	14.04	BI-LO (Southeastern Grocers)	-	-
320	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,669	10.02	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
321	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	82.0%	2,383	9.05	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
322	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,291	17.69	-	Ross Dress for Less, T.J.Maxx	Target
323	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	89.4%	4,008	13.09	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
324	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.8%	551	10.77	Food Lion (Ahold Delhaize)	-	-
325	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,850	10.88	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
326	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.6%	3,960	12.00	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
327	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,924	8.94	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
328	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Painted Tree Marketplace, Sears Outlet, Urban Air Adventure Park	-
329	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	95.0%	9,502	15.87	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
330	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	86.8%	1,247	12.59	Kroger	Aaron's	-
331	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,131	13.03	Kroger	-	Walgreens
332	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,349	7.48	Walmart Supercenter	Dollar Tree	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

333	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,405	97.7%	2,097	12.67	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
334	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,324	15.14	-	24 Hour Fitness	-
335	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	679	9.62	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
336	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	371	7.32	-	99 Cents Only, Citi Trends, Firestone, Tandem Logistics	-
337	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	1,019	8.38	-	Tops Printing	-
338	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	94.5%	2,917	17.91	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
339	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,446	27.47	Kroger	CVS	-
340	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	98.4%	1,065	12.78	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
341	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	94.2%	554	8.88	-	Family Dollar	-
342	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	88.6%	674	11.03	-	Canales, Family Dollar	-
343	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	470	10.33	-	Big Lots, O'Reilly Auto Parts	-
344	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,105	11.77	El Rio Grande Latin Market	Family Dollar	-
345	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2020	541,168	96.2%	6,561	15.00	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Maya Cinema, Ross Dress for Less	-
346	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	93.9%	1,028	9.26	Food Town	Burkes Outlet, Walgreens	-
347	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	741	10.76	Albertsons	-	Anytime Fitness
348	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.3%	15,957	21.13	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
349	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,994	12.71	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
350	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	97.7%	3,877	20.09	Tom Thumb (Albertsons)	DSW, Ulta	-
351	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,167	13.90	Truong Nguyen Grocer	-	-
352	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	97.5%	1,074	11.08	-	Painted Tree Marketplace, Planet Fitness	-
353	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.7%	777	10.98	Kroger	-	-
354	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	989	29.22	Kroger	-	-
355	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	92,904	85.1%	2,106	26.64	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
356	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	404	10.62	-	-	-
357	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	665	7.40	Food Town	-	-
358	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	931	12.95	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
359	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,468	16.04	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
360	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.8%	2,120	10.64	El Rancho	Big Lots, Conn's	-
361	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	62,665	88.5%	1,232	22.22	-	24 Hour Fitness	-
362	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	111,206	74.0%	935	11.36	La Michoacana Supermarket	Aaron's, Fitness Connection	-
363	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,427	8.41	-	Big Lots, Hobby Lobby	-
364	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	943	9.57	Foodarama	Burke's Outlet, Kids Empire	-
365	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.3%	3,382	14.11	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
366	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
367	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,781	13.99	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
368	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	83.6%	2,228	14.20	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
369	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,682	9.67	-	24 Hour Fitness, Floor & Décor	-
370	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	96.7%	3,257	23.24	H-E-B	-	-
371	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,318	15.95	ALDI	Dollar Tree, Party City, Salon In The Park	-
372	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	94.1%	2,254	9.75	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

373	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,693	11.68	-	Hobby Lobby, Stein Mart	-
374	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	981	7.54	Super 1 Foods	Harbor Freight Tools, PetSense	-
375	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,333	14.16	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
376	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	2,023	15.63	Kroger	LA Fitness	-
377	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,165	12.60	Kroger	Burkes Outlet	-
378	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,283	8.66	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
379	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	82.1%	2,632	23.67	Central Market (H-E-B)	-	-
380	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	81.8%	5,609	25.38	-	Gap Factory Store, Infinite Bounds Gymnastics	-
381	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	96.0%	1,304	11.17	El Rancho	Palais Royal	-
382	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	93.7%	2,143	10.29	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
383	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	95.9%	1,928	19.97	-	Star Cinema	-
384	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	759	16.70	ALDI	Planet Fitness, Walgreens	-
385	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	75.2%	881	8.82	-	Mountain Run Bowling, Tractor Supply Co.	-
386	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	94.6%	1,995	15.01	-	Gold's Gym, Hobby Lobby	Kohl's
387	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	96.5%	1,428	16.78	-	2nd & Charles, Chuck E. Cheese's	-
388	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,219	13.81	Kroger	Hamrick's	-
389	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,476	9.32	-	Dollar Tree, Kohl's, PetSmart	-
390	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,837	21.34	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
391	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.5%	1,049	7.21	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
392	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,978	8.98	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
393	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
394	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,230	95.9%	3,460	16.46	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
395	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	97.4%	985	10.29	Pick 'n Save (Kroger)	-	-
396	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	90.0%	1,321	7.21	-	Hobby Lobby, Kohl's	-
397	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,307	7.55	Kroger	Big Lots, Dunham's Sports, Peebles	-
398	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					69,942,365	92.1%	$892,337	$14.83

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended June 30, 2020	Page 50